Financial risk management	12 Months Ended
Dec. 31, 2024
Financial risk management [Abstract]
Financial risk management
24.	Financial risk management

Financial risk factors

The Group’s activities expose it to a variety of financial risks: market risk (including price risk, currency risk and interest rate risk); credit risk; liquidity risk and capital risk. The Group’s overall risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance.

Financial risk management is handled by the Group as part of its operations. The management team identifies, evaluates and manages financial risks in close co-operation with all operating units. The Board provides written principles for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk and use of derivative and non-derivative financial instruments.

(a)	Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimising the return.

The Group enters into derivatives, and also incurs financial liabilities, in order to manage market risks. All such transactions are carried out within the guidelines set by the Group. Generally, the Group seeks to apply hedge accounting in order to manage volatility in profit or loss.

Price risk

The shipping market can be subject to significant fluctuations. The Group’s vessels are employed under a variety of chartering arrangements including time charters and voyage charters.

In 2024, approximately 5% (2023: 5%, 2022: 4%) of the Group’s shipping revenue was derived from vessels under fixed income charters (comprising time charters).

The Group is exposed to the risk of variations in fuel oil costs, which are affected by the global political and economic environment. Historically, fuel expenses have been the most significant expense. Under a time charter, the charterer is responsible for fuel costs, therefore, fixed income charters also reduce exposure to fuel price fluctuations.

In 2024, fuel oil costs comprised 47% (2023: 47%, 2022: 46%) of the Group’s operating expenses. If price of fuel oil has increased/decreased by US$1 (2023: US$1, 2022: US$1) per metric ton with all other variables including tax rate being held constant, the net results will be lower/higher by US$891,737 (2023: US$801,249, 2022: US$470,881) as a result of higher/lower fuel oil consumption expense.

In addition to securing cash flows through time charter contracts, the Group has entered into forward freight agreements to limit the risk involved in trading in the spot market. Details of the Group’s outstanding forward freight agreements are disclosed in Note 12.

Currency risk

The functional currency of most of the entities in the Group is United States Dollars (“US$”). The Group’s operating revenue, and the majority of its interest-bearing debt and contractual obligations for vessels under construction are denominated in US$. The Group’s vessels are also valued in US$ when trading in the second-hand market.

The Group is exposed to foreign currency exchange risks for administrative expenses incurred by offices or agents globally, predominantly in Monaco, Denmark, United Arab Emirates and Singapore. Further, the Group is required to pay port charges in currencies other than US$. However, foreign currency exposure in port charges is minimal as any increase is usually compensated by a corresponding increase in freight, particularly in the tanker sector through industry-wide increases in Worldscale flat rates.

At the balance sheet date, the Group has cash and cash equivalents denominated in Singapore dollars (“SGD”), Danish Kroner (“DKK”), Euro (“EUR”), United Arab Emirates Dirham (“AED”) and Norwegian Kroner (“NOK”).

At 31 December 2024, 2023 and 2022, the Group has assessed that it has insignificant exposure to foreign currency risks. However, the Group has entered into foreign exchange contracts to hedge its general and administrative costs to avoid short term volatility.

Details of the Group’s outstanding forward exchange contracts are disclosed in Note 12.

Interest rate risk

The Group adopts a policy of ensuring that between 40% and 75% of its interest rate risk exposure is at a fixed-rate or limited to a certain threshold. This is achieved partly by entering into fixed-rate instruments and partly by borrowing at a floating rate and using interest rate swaps as hedges of the variability in cash flows attributable to interest rate risk. For the secured interest rate swaps of the Group, management applies a hedge ratio of 1:1.

The Group determines the existence of an economic relationship between the hedging instrument and hedged item based on the reference interest rates, tenors, repricing dates and maturities and the notional or par amounts. The Group has interest-bearing financial liabilities in the form of borrowings from external financial institutions at variable rates.

Cash flow and fair value interest rate risks

Cash flow interest rate risk is the risk that future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Fair value interest rate risk is the risk that the value of a financial instrument will fluctuate due to changes in market interest rates.

The Group entered into interest rate agreements to limit exposure to interest rate fluctuations. The details of these exposures are disclosed in Note 12. As at 31 December 2024, the notional principal amount of these interest rate swaps represents approximately 45% (2023: 80%, 2022: 55%) of the Group’s borrowings on floating interest rates.

As at the balance sheet date, the interest rate profile of interest-bearing financial instruments, as reported to the management, was as follows:

	Nominal amount
	2024 US$’000	2023 US$’000	2022 US$’000
Variable rate financial instruments
Financial assets	64,133	69,626	74,213
Financial liabilities	1,122,249	1,251,990	1,716,589
Effect of interest rate swaps	(506,197)	(1,005,586)	(949,047)
	680,185	316,030	841,755

The Group is exposed mainly to the Secured Overnight Financing Rate (“SOFR”). The Group completed the three-month US$ LIBOR transition to SOFR during the financial year ended 2023.

Hedging relationships for which ‘Phase 2’ amendments apply

For the financial year ended 31 December 2023, the Group has applied the following hedge accounting reliefs provided by the Phase 2 amendments for its hedging relationships that have already transitioned from LIBOR to SOFR.

Hedge designation – When the Phase 1 amendments ceased to apply, the Group has amended its hedge designation to reflect the following changes which were required by IBOR reform:

•	Designating SOFR as a hedged risk;

•	The contractual benchmark rate of the hedged US$ borrowing has been amended from LIBOR to SOFR plus a credit adjustment spread; and

•	The variable rate of the hedging interest rate swap has been amended from LIBOR to SOFR with a credit adjustment spread added to the fixed rate.

These amendments to the hedge documentation did not require the Group to discontinue its hedge relationships.

Amounts accumulated in the cash flow hedge reserve – When the Group amended its hedge designation for changes to its borrowings that is required by IBOR reform, the accumulated amount outstanding in the cash flow hedge reserves was deemed to be based on SOFR. The amount is reclassified to profit or loss in the same periods during which the hedged SOFR cash flows affect profit or loss.

Hedge effectiveness

Hedge effectiveness is determined at the inception of the hedging relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument.

The Group enters into hedge relationships where the critical terms of the hedging instrument match exactly with the terms of the hedged item. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match exactly with the critical terms of the hedging instrument, it would result in hedge ineffectiveness.

A qualitative assessment is first made for each hedging relationship to determine if there is any hedge ineffectiveness at inception. If there is hedge ineffectiveness identified at inception or throughout the course of the hedge relationship due to critical terms not fully matching due to a change in circumstances, the Group quantifies and assesses hedge ineffectiveness using the hypothetical derivative method.

In these hedge relationships, the main sources of ineffectiveness are:

(1)
the effect of the counterparty and the Group’s own credit risk on the fair value of the swaps, which is not reflected in the change in the fair value of the hedged cash flows attributable to the change in interest rates;

(2)	differences in repricing dates between the swaps and the borrowings; and

(3)
transitioning the hedged item and the hedging instrument to alternative benchmark rates at different times, which may result in temporary mismatch in benchmark interest rates or permanent difference in adjustment spreads;

Ineffectiveness of US$4.4 million has been recognised in relation to the interest rate swaps in other gains or losses in profit or loss for 2024 (2023: 6.6 million, 2022: US$nil).

Cash flow sensitivity analysis for variable rate instruments

If the interest rates has increased/decreased by 50 basis points, with all other variables including tax rate being held constant, the net results will be lower/higher by approximately US$2.8 million (2023: US$1.8 million, 2022: US$1.5 million) as a result of higher/lower interest expense on the portion of the borrowings that is not covered by the interest rate swap instruments.

If the interest rates have increased/decreased by 50 basis points, with all other variables including tax rate being held constant, the net results will be lower/higher by approximately US$4.8 million (2023: US$5.8 million, 2022: US$4.9 million) as a result of higher/lower interest expense on borrowings; had no hedging been in place.

(b)	Credit risk

The Group’s credit risk is primarily attributable to trade and other receivables, cash and cash equivalents (including restricted cash)and loans receivable from joint ventures. The maximum exposure is represented by the carrying value of each financial asset on the balance sheet.

The Group performs periodic credit evaluations of its charterers. The Group has implemented policies to ensure cash funds are deposited and derivatives are entered into with banks and internationally recognised financial institutions with a good credit rating and the vessels are chartered out to charterers with an appropriate credit rating who can provide sufficient guarantees.

Trade receivables and contract assets

The Group applies the simplified lifetime approach and uses a provision matrix to determine the ECLs of trade receivables and contract assets. It is based on the Group’s historical observed default rates and is adjusted by a current and forward-looking estimate based on current economic conditions.

Credit risk is concentrated on several charterers (Note 26). The Group adopts the policy of dealing only with customers with appropriate credit history.

The Group has determined that the ECL provision estimated based on an allowance matrix of 0.3% to 1% for trade receivables aged “Past due up to three months” and “Past due for more than six months”, respectively, as at 31 December 2024, 2023 and 2022 were insignificant. Accordingly, no ECL allowance was recorded by the Group.

The age analysis of trade receivables and contract assets is as follows:

	2024 US$’000	2023 US$’000	2022 US$’000
Current (not past due)	199,076	312,744	215,442
Past due 0 to 3 months	68,653	86,920	55,277
Past due for more than 3 months	136,284	108,178	34,776
Less: Allowance for impairment	—	—	—
	404,013	507,842	305,495

Loan receivable from joint ventures

The loans extended to the joint ventures form an extension of the Group’s investment in product tankers via co-ownership with another strategic investor. As the vessels owned by the joint ventures generate positive cash flows and the outlook remains positive, management considers the credit risk of loans issued to the joint ventures as low. As a result of the qualitative assessment performed, no ECL provision has been recognised.

Cash and cash equivalents

The cash and cash equivalents are held with high credit quality financial institutions. Impairment on cash and cash equivalents has been measured on the 12 month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents have low credit risk based on the external credit ratings of the counterparties. The amount of the allowance on cash and cash equivalents is negligible.

Derivatives

The derivatives are entered into with high credit quality financial institutions.

(c)	Liquidity risk

Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities to meet operating and capital expenditure needs. To address the inherent unpredictability of short-term liquidity requirements, the Group maintains sufficient cash for its daily operations in short-term cash deposits with banks, has access to undrawn  revolving credit facilities amounting to US$322 million. In the financial year ended 2023 and 2022, the Group entered into a trade receivables factoring agreement (with limited recourse to the Group) with financial institutions. This factoring agreement ended in the financial year ended 2023.

The maturity profile of the Group’s financial liabilities based on contractual undiscounted cash flows is as follows:

	Less than 1 year US$’000	Between 1 and 2 years US$’000	Between 2 and 5 years US$’000	Over 5 years US$’000
At 31 December 2024
Trade and other payables	312,839	—	—	—
Derivative financial instruments	1,939	—	—	—
Interest payments	55,598	33,239	53,365	15,659
Borrowings	253,803	231,878	92,550	-
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	84,029	48,834	146,842	269,773
	708,208	313,951	292,757	285,432

	Less than 1 year US$’000	Between 1 and 2 years US$’000	Between 2 and 5 years US$’000	Over 5 years US$’000
At 31 December 2023
Trade and other payables	385,478	—	—	—
Derivative financial instruments	276	—	—	—
Interest payments	60,437	50,567	78,168	31,528
Borrowings	175,900	148,090	228,992	24,386
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	94,071	79,666	198,617	354,043
	716,162	278,323	505,777	409,957

	Less than 1 year US$’000	Between 1 and 2 years US$’000	Between 2 and 5 years US$’000	Over 5 years US$’000
At 31 December 2022
Trade and other payables	156,218	—	—	—
Derivative financial instruments	93	—	—	—
Interest payments	84,031	70,127	139,534	77,722
Borrowings	105,811	105,811	498,862	21,947
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	217,654	97,635	288,012	455,326
	563,807	273,573	926,408	554,995

(d)	Capital risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and to maintain an optimal capital structure so as to maximise shareholders’ value. In order to maintain or achieve an optimal capital structure, the Group may adjust the amount of dividends paid, return capital to shareholders, obtain new borrowings or sell assets to reduce borrowings.

The Group is subject to capital requirements imposed by its external lenders in the form of financial covenants attached to its borrowing facilities.

These requirements are monitored quarterly and reported to management and the board of directors. During the financial year ended 31 December 2024, 2023 and 2022, the Group is in compliance with all externally imposed capital requirements.

(e)	Accounting classifications and fair values

The following tables present assets and liabilities recognised and measured at fair value and classified by level of the following fair value measurement hierarchy:

(1)	quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1);

(2)	inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (Level 2); and

(3)	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (Level 3).

	Carrying amount					Fair value
	Note	Fair value hedging instruments/ Mandatorily at FVTPL - others US$’000	Financial assets at amortised cost US$’000	FVOCI – equity instruments US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2024
Financial assets measured at fair value
Forward freight agreements	12	1,690	—	—	1,690	—	1,690	—	1,690
Interest rate swaps used for hedging	12	22,935	—	—	22,935	—	22,935	—	22,935
Interest rate caps	12	—	—	—	—	—	—	—	—
Other investments	11	—	—	23,069	23,069	—	—	23,069	23,069
		24,625	—	23,069	47,694
Financial assets not measured at fair value
Loans receivable from joint venture	13	—	64,133	—	64,133
Trade and other receivables, and prepayments[1]	16	—	487,677	—	487,677
Restricted cash	17	—	13,542	—	13,542
Cash at bank and on hand	17	—	195,271	—	195,271
Cash retained in the commercial pools	17	—	88,297	—	88,297
		—	848,920	—	848,920

[1]	Excluding prepayments

	Carrying amount				Fair value
	Note	Fair value – hedging instruments US$’000	Other financial liabilities US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2024
Financial liabilities measured at fair value
Forward foreign exchange contracts	12	(1,048)	—	(1,048)	—	(1,048)	—	(1,048)
Forward freight agreements	12	(891)	—	(891)	—	(891)	—	(891)
		(1,939)	—	(1,939)
Financial liabilities not measured at fair value
Bank borrowings	20	—	(575,376)	(575,376)
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	20	—	(546,873)	(546,873)
Trade payables	21	—	(312,839)	(312,839)
		—	(1,435,088)	(1,435,088)

		Carrying amount				Fair value
	Note	Fair value hedging instruments/ Mandatorily at FVTPL - others US$’000	Financial assets at amortised cost US$’000	FVOCI- equity instrument US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2023
Financial assets measured at fair value
Forward foreign exchange contracts	12	449	—	—	449	—	449	—	449
Forward freight agreements	12	1,512	—	—	1,512	—	1,512	—	1,512
Interest rate swaps used for hedging	12	45,964	—	—	45,964	—	45,964	—	45,964
Other investments	11	—	—	23,953	23,953	—	—	23,953	23,953
		47,925	—	23,953	71,878

Financial assets not measured at fair value
Loans receivable from joint venture	13	—	69,626	—	69,626
Trade and other receivables, and prepayments[1]	16	—	568,436	—	568,436
Restricted cash	17	—	13,381	—	13,381
Cash at bank and on hand	17	—	141,621	—	141,621
Cash retained in the commercial pools	17	—	80,900	—	80,900
		—	873,964	—	873,964

[1]	Excluding prepayments

		Carrying amount			Fair value
	Note	Fair value – hedging instruments US$’000	Other financial liabilities US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2023
Financial liabilities measured at fair value
Forward freight agreements	12	(276)	—	(276)	—	(276)	—	(276)
Financial liabilities not measured at fair value
Bank borrowings	20	—	(572,511)	(572,511)
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	20	—	(679,479)	(679,479)
Trade payables	21	—	(385,478)	(385,478)
		—	(1,637,468)	(1,637,468)

	Carrying amount					Fair value
	Note	Fair value hedging instruments/ Mandatorily at FVTPL - others US$’000	Financial assets at amortised cost US$’000	FVOCI- equity instrument US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2022
Financial assets measured at fair value
Forward foreign exchange contracts	12	438	—	—	438	—	438	—	438
Forward freight agreements	12	308	—	—	308	—	308	—	308
Interest rate swaps used for hedging	12	69,136	—	—	69,136	—	69,136	—	69,136
Interest rate caps	12	726	—	—	726	—	726	—	726
Other investments	11	—	—	3,825	3,825	—	—	3,825	3,825
		70,608	—	3,825	74,433
Financial assets not measured at fair value
Loans receivable from joint ventures	13	—	74,213	—	74,213
Trade and other receivables, and prepayments[1]	16	—	481,507	—	481,507
Restricted cash	17	-	4,780	-	4,780
Cash at bank and on hand	17	—	174,440	—	174,440
Cash retained in the commercial pools	17	—	105,885	—	105,885
		—	840,825	—	840,825

[1]	Excluding prepayments

		Carrying amount			Fair value
	Note	Fair value – hedging instruments US$’000	Other financial liabilities US$’000	Total US$’000	Level 1 US$’000	Level 2 US$’000	Level 3 US$’000	Total US$’000
At 31 December 2022
Financial liabilities measured at fair value
Forward freight agreements	12	(93)	—	(93)	—	(93)	—	(93)
Financial liabilities not measured at fair value
Bank borrowings	20	—	(726,376)	(726,376)
Sale and leaseback liability (accounted for as financing transaction) and other lease liabilities	20	—	(969,004)	(969,004)
Loan from non-related parties	20	—	(5,429)	(5,429)
Trade payables	21	—	(156,218)	(156,218)
		—	(1,857,027)	(1,857,027)

(e)	Accounting classifications and fair values (continued)

The Group has no Level 1 financial assets or liabilities as at 31 December 2024, 31 December 2023 and 31 December 2022.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. The Group uses a variety of methods and makes assumptions that are based on market conditions existing at each balance sheet date. The fair value of interest rate swaps is calculated as the present value of the estimated future cash flows based on observable yield curves. These valuation techniques maximise the use of observable market data where it is available and rely as little as possible on entity specific estimates. These financial instruments are included in Level 2, as all significant inputs required to fair value an instrument are observable. Other techniques, such as estimated discounted cash flows, are used to determine fair value for the remaining financial instruments.

If one or more of the significant inputs is not based on observable market data, the instrument is included in Level 3. The assessment of the fair value of investments in unquoted equity instruments is performed on a quarterly basis based on the latest available data that is reasonably available to the Group.

(f)	Measurement of fair values

Valuation techniques and inputs used in Level 3 fair value measurements

The Group’s investment in unquoted equity instruments measured at FVOCI using Level 3 fair value measurements were valued using market approach based on the Group’s best estimate, which is determined by using information including but not limited to the pricing of recent rounds of financing of the investees and information generated from arm’s-length market transactions involving identical or comparable assets or liabilities. The estimated fair value of the investments would either increase or decrease based on the latest available data that is reasonably available to the Group at each balance sheet date.

No sensitivity analysis is presented as the information used by the Group to determine the fair values of its investments are based on latest rounds of financing that have concluded and actual market transactions.

Level 3 fair values

The following table shows a reconciliation from the opening balances to the closing balances of the Group’s investment in unquoted equity instruments measured at FVOCI using Level 3 fair value measurements:

	2024 US$’000	2023 US$’000	2022 US$’000
Opening balance	23,953	3,825	3,501
Acquisition of equity investments at FVOCI	862	10,408	324
Equity investments at FVOCI – net change in fair value (unrealised)	1,186	9,720	—
Disposal of other investments	(2,932)	—	—
Closing balance	23,069	23,953	3,825

There were no transfers between Levels 2 and 3 during the year.

(g)	Offsetting financial assets and financial liabilities

The Group’s financial assets and liabilities are not subjected to enforceable master netting arrangements or similar arrangements. Financial derivatives, financial assets and financial liabilities are presented separately on the consolidated balance sheet, without netting off of balances.